SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: August 30, 2004
                                  -----------
                       (Date of earliest event reported)


                              DATAMEG CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

NEW YORK                         000-12493                13-3134389
----------                       ---------                ----------
(State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of                                         Identification No.)
Corporation)


            9 West Broadway, Boston. MA                      02121
        --------------------------------------                -----
      (Address of principal executive offices)              (Zip Code)



                  Registrant's telephone number (617) 451-3870


                                        N/A
                      ------------------------------------
        (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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     CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 5. Other Events

Datameg Corp. (the "Company") issued a press release, dated August 12, 2004 entitled-"Datameg to Host Conference Call on Wednesday, September 8". The press release is in its entirety below:


Datameg to Host Conference Call on Wednesday, September 8

Monday August 30, 11:03 am ET

BOSTON, Aug. 30 /PRNewswire-FirstCall/ -- Datameg Corporation (OTC Bulletin
Board: DTMG - News), an emerging company in voice services delivery and voice quality assurance for combined VoIP and PSTN networks, today announced it will hold a conference call on Wednesday, September 8, at 4:30 PM EDT.

     Who:   Mr. Kanti Purohit, CEO.

     What: Discuss Company's business update, market opportunity and product status.

     When:  Wednesday, September 8, at 4:30 PM EDT.

     Where: Dial-in at 1-866-213-9149, code #217855.


A replay of the call will be available at http://www.northelectriccompany.com and http://www.yesinternational.com

    For further information about this conference call contact the following:

     Rich Kaiser                      Constantine Theodoropulos
     Investor Relations Contact       Industry and Press Relations
     YES INTERNATIONAL                Boston Communications
     800-631-8127                     617-619-9801


About Datameg Corp.

Datameg Corp. assures voice quality and services delivery in combined PSTN and VoIP networks by actively monitoring voice calls end-to-end across the service chasm created by the combination of two disparate networks. Voice network operators and service providers worldwide are struggling to cope with the combination of legacy PSTN and emerging VoIP networks that is adding an unprecedented level of complexity in assuring dependable delivery of voice services that meet their customers' voice quality expectations. Datameg Corp.'s active monitoring and predictive diagnostic systems continually determine if their network is meeting customers' expectations and pinpoint service degradation before a failure occurs and customers hang up on them for good. Datameg Corp. is headquartered in Boston, MA.

Included in this release are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. Although the Company believes such expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove correct. The Company's actual results could differ materially from those anticipated in the forward-looking statements as a result of certain internal and external factors.

--------------------------------------------------------------------------------
Source: Datameg Corporation


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP. (Registrant)

August 30, 2004

 By: /s/ Andrew Benson
 ----------------------------
 Andrew Benson,
 Sole Director & Chairman